                                                                    EXHIBIT 99.4

                                     [LOGO]

                   LETTER OF TRANSMITTAL AND FORM OF ELECTION

  FOR HOLDERS OF COMMON STOCK OF LABONE, INC. WHO WISH TO RECEIVE THEIR MERGER
                       CONSIDERATION IN THE FORM OF CASH

    TO ACCOMPANY CERTIFICATES REPRESENTING COMMON STOCK OF LABONE, INC. WHEN SUBMITTED IN CONNECTION WITH THE MERGER OF LABONE, INC. WITH AND INTO LAB
                                 HOLDINGS, INC.

   STOCKHOLDERS WHO WISH TO RECEIVE THEIR MERGER CONSIDERATION IN THE FORM OF SURVIVING CORPORATION COMMON STOCK SHOULD NOT COMPLETE OR RETURN THIS FORM.

    This form (the "Letter of Transmittal and Form of Election") is to accompany the certificate(s) for shares of common stock, par value $.01 per share, of LabONE, Inc. ("LabONE Common Stock") when submitted in order to make an unconditional election to receive cash (an "Election to Receive Cash"), subject to possible proration, in connection with the proposed merger (the "Merger") of LabONE, Inc. ("LabONE") with and into Lab Holdings, Inc. ("Holdings") pursuant to the Agreement and Plan of Merger, as amended and restated, dated as of March 7, 1999 (the "Merger Agreement").

    In order for an Election to Receive Cash to be effective, this Letter of Transmittal and Form of Election, or a facsimile hereof, together with the certificate(s) representing shares of LabONE Common Stock (the "LabONE Common Stock Certificate(s)") described in Box I below (unless such shares are delivered by book-entry transfer to the Disbursing Agent's account at the Book-Entry Transfer Facility (as defined below)) or a proper guarantee of delivery thereof, must be properly completed in accordance with the terms and conditions set forth herein and received by American Stock Transfer & Trust Company (the "Disbursing Agent"), at the address set forth below, no later than 10:00 a.m., New York City Time, on August 9, 1999, the date of the LabONE Stockholders Meeting (the "Election Date").

         TO: AMERICAN STOCK TRANSFER & TRUST COMPANY, DISBURSING AGENT

           BY MAIL:                BY FACSIMILE:      BY HAND OR OVERNIGHT COURIER:
  American Stock Transfer &        (718) 234-5001       American Stock Transfer &
        Trust Company                                         Trust Company
        40 Wall Street               CONFIRM BY               40 Wall Street
          46th Floor                 TELEPHONE:                 46th Floor
      New York, NY 10005           1-800-937-5449           New York, NY 10005
     Attn: Reorganization          (718) 921-8200          Attn: Reorganization
          Department                                            Department

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND FORM OF ELECTION TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. ELIGIBLE INSTITUTIONS (AS DEFINED IN INSTRUCTION D(7)) MAY DELIVER A GUARANTEE OF DELIVERY BY FACSIMILE. SEE BOX V AND INSTRUCTION D(1).

    FOR INFORMATION OR ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL CONTACT GEORGESON & COMPANY INC., WALL STREET PLAZA, NEW YORK, NEW YORK 10005. BANKS AND BROKERS CALL COLLECT (212) 440-9800. ALL OTHERS CALL TOLL FREE: (800) 223-2064.

Ladies and Gentlemen:

    In connection with the proposed merger of LabONE with and into Holdings, the undersigned hereby submits the LabONE Common Stock Certificate(s) listed below and elects to have shares of LabONE Common Stock represented by such LabONE Common Stock Certificate(s), as designated in Box I, converted into (i) the right to receive cash from the Surviving Corporation in an amount equal to $12.75 (the "Cash Price Per Share") for all of such shares or (ii) the right to receive the Cash Price Per Share for a stated whole number of such shares and to receive Surviving Corporation Common Stock for the balance of such shares. In the event that the amount payable in cash to all LabONE stockholders who make an Election to Receive Cash exceeds $16,600,000 (the "Maximum Cash Payment Amount"), the undersigned understands that he or she will receive a combination of cash and shares of common stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock") for the shares as to which the undersigned has made an Election to Receive Cash, as provided in the Merger Agreement.

    The undersigned's Election to Receive Cash is subject to (i) the terms, conditions and limitations set forth in the Joint Proxy Statement/Prospectus dated July 2, 1999, relating to the Merger (the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Merger Agreement, a conformed copy of which appears as Appendix A to the Proxy Statement and (iii) the instructions included in this Letter of Transmittal and Form of Election. In this regard, the undersigned understands and agrees as follow:

        (i) Its Election to Receive Cash will be properly made only if the Disbursing Agent receives at its designated office, by 10:00 a.m., New York City Time, on the Election Date, this Letter of Transmittal and Form of Election, properly completed and signed (or in the case of a book entry transfer, an Agent's Message), together with certificates for the shares of LabONE Common Stock to which such Letter of Transmittal and Form of Election relates, properly endorsed or otherwise in proper form for transfer (or confirmation of a book-entry transfer into the Disbursing Agent's account at the Book-Entry Transfer Facility) or accompanied by an appropriate guarantee of delivery of such certificates from an Eligible Institution. Failure to deliver certificates (or confirmation of book-entry transfer) covered by a guarantee of delivery within three trading days after the date of execution of such guarantee of delivery shall be deemed to invalidate any otherwise properly made Election to Receive Cash.

        (ii) The undersigned may revoke this Letter of Transmittal and Form of Election only by written notice received by the Disbursing Agent prior to 10:00 a.m., New York City Time, on the Election Date. Further, this Letter of Transmittal and Form of Election shall automatically be revoked if the Disbursing Agent is notified in writing by Holdings and LabONE that the Merger has been abandoned. If a Form of Election is revoked, the certificate or certificates (or guarantees of delivery, as appropriate) for the shares of LabONE Common Stock to which this Letter of Transmittal and Form of Election relates shall be promptly returned to the undersigned by the Disbursing Agent.

       (iii) The Surviving Corporation has the discretion, which it may delegate in whole or in part to the Disbursing Agent, to determine whether this Letter of Transmittal and Form of Election has been properly completed, signed and submitted and to disregard any defects it determines are immaterial. The decision of Surviving Corporation or the Disbursing Agent on such matters shall be conclusive and binding. Neither Holdings, LabONE, the Surviving Corporation nor the Disbursing Agent shall be under any obligation to notify any person of any defect in this Letter of Transmittal and Form of Election. If Surviving Corporation or Disbursing Agent shall determine that the undersigned's purported Election to Receive Cash was not properly made, such purported election shall be deemed to be of no force and effect, the undersigned shall be deemed to have made a Stock Election and the shares submitted herewith shall be converted into shares of

    Surviving Corporation Common Stock. The Surviving Corporation reserves the right to waive any defects in a Letter of Transmittal and Form of Election but is under no obligation to do so.

        (iv) If the Maximum Cash Payment Amount is exceeded, the Disbursing Agent shall make all computations as to the proration contemplated by the Merger Agreement, and any such computation shall be conclusive and binding on the Undersigned.

    The undersigned authorizes and instructs you, as Disbursing Agent, to deliver to the Surviving Corporation LabONE Common Stock Certificate(s) submitted herewith (or to transfer ownership of such shares on the account books maintained by the Book Entry Transfer Facility to, or upon the order of, the Surviving Corporation) and to receive on behalf of the undersigned, in exchange for the shares of LabONE Common Stock represented thereby, the Cash Price Per Share payable and, if applicable, a certificate for the shares of Surviving Corporation Common Stock issuable (the "Surviving Corporation Common Stock Certificate"), in respect of those shares of LabONE Common Stock in connection with the Merger. If the LabONE Common Stock Certificate(s) is not delivered herewith (and no book-entry transfer made), there is furnished below a guarantee of delivery of such LabONE Common Stock Certificate(s) from an Eligible Institution (as defined below).

    The undersigned represents and warrants (and if more than one, each undersigned represents and warrants jointly and severally) that the undersigned has full power and authority to assign and transfer the shares evidenced by the LabONE Common Stock Certificate(s) surrendered and that the Surviving Corporation will acquire good title to such LabONE shares, free and clear of all liens, restrictions, charges, encumbrances, pledges, security interests or other obligations affecting the assignment or transfer of the LabONE shares and will not be subject to any adverse claim. All authority conferred or agreed to be conferred in this Letter of Transmittal and Form of Election shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal and Form of Election shall be binding upon successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

    Upon request, the undersigned agrees to execute and deliver any additional documents deemed reasonably necessary or desirable by the Surviving Corporation or the Disbursing Agent to complete the exchange of the LabONE Common Stock Certificate(s). If required by Instruction D(7), the LabONE Common Stock Certificate(s) submitted with this Letter of Transmittal and Form of Election is duly endorsed or in a form otherwise acceptable for transfer on the books of LabONE.

    Unless otherwise indicated under Special Payment Instructions below, please make any check payable to the order of, and (if applicable) register any Surviving Corporation Common Stock Certificate in the name of, the registered holder(s) of the shares of LabONE Common Stock represented by the LabONE Common Stock Certificate(s) surrendered with this Letter of Transmittal and Form of Election. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any check payable and (if applicable) any Surviving Corporation Common Stock Certificate issuable in exchange for the shares of LabONE Common Stock represented by the LabONE Common Stock Certificate(s) submitted with this Letter of Transmittal and Form of Election to the registered holder(s) of the shares of LabONE Common Stock at the address or addresses shown in Box I on the next page.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

    Please list in Box I below all the LabONE Common Stock Certificates representing any shares of LabONE Common Stock for which you wish to make an Election to Receive Cash (all of which should be submitted with this Letter of Transmittal and Form of Election unless arrangements are made for delivery of such shares by book-entry transfer to the Disbursing Agent's account at the Book-Entry Transfer Facility). If there is not enough space below to list all the LabONE Common Stock Certificates surrendered, please attach a separate sheet. Submit a separate Letter of Transmittal and Form of Election for shares of LabONE Common Stock registered in different names (see Instruction D(4)). You may elect to receive cash for any whole number of shares, whether all or any portion of the shares of LabONE Common Stock that you hold. Please indicate in the space provided the number of whole shares of LabONE Common Stock represented by each LabONE Common Stock Certificate surrendered for which an Election to Receive Cash is being made. ANY SHARES OF LABONE COMMON STOCK FOR WHICH AN ELECTION TO RECEIVE CASH IS NOT PROPERLY MADE PRIOR TO 10:00 A.M., NEW YORK CITY TIME, ON THE ELECTION DATE, OR FOR WHICH SUCH AN ELECTION HAS BEEN PROPERLY REVOKED PRIOR TO 10:00 A.M., NEW YORK CITY TIME, ON THE ELECTION DATE, WILL BE CONVERTED INTO SURVIVING CORPORATION COMMON STOCK AT THE EFFECTIVE TIME OF THE MERGER. DO NOT COMPLETE THIS LETTER OF TRANSMITTAL AND FORM OF ELECTION FOR ANY SHARES THAT YOU WANT CONVERTED INTO SURVIVING CORPORATION COMMON STOCK. AT THE EFFECTIVE TIME OF THE MERGER, LABONE SHARES AS TO WHICH NO ELECTION TO RECEIVE CASH HAS BEEN MADE WILL BE AUTOMATICALLY CONVERTED INTO AND WILL REPRESENT AN EQUIVALENT NUMBER OF SHARES OF SURVIVING CORPORATION COMMON STOCK.

-----------------------------------------------------------------------------------------------
BOX I: ELECTION TO RECEIVE CASH FOR LABONE COMMON STOCK CERTIFICATE(S) SURRENDERED
-----------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF
            REGISTERED HOLDER(S)
  (PLEASE FILL IN IF LABEL IS NOT AFFIXED)       LABONE COMON STOCK CERTIFICATE(S) ENCLOSED
-----------------------------------------------------------------------------------------------
                                                               TOTAL NUMBER OF
                                                                   SHARES
                                                               REPRESENTED BY
                                                                    EACH        NUMBER OF WHOLE
                                               LABONE COMMON   CERTIFICATE (OR    SHARES FOR
                                                   STOCK        COVERED BY A     WHICH A CASH
                                                CERTIFICATE     GUARANTEE OF      ELECTION IS
                                                NUMBER(S)*        DELIVERY)          MADE
-----------------------------------------------------------------------------------------------

                                              -------------------------------------------------

                                              -------------------------------------------------

                                              -------------------------------------------------

                                              -------------------------------------------------

                                              -------------------------------------------------

                                              -------------------------------------------------

                                              -------------------------------------------------
                                               TOTAL SHARES:

-----------------------------------------------------------------------------------------------
                                              *Not required if certificates will be delivered
                                              using guarantee of delivery procedures.

-----------------------------------------------------------------------------------------------
                                DELIVERY BY BOOK-ENTRY TRANSFER
                                      See Instruction A-1

/ /  Check here if LabONE certificates are being delivered by Book-Entry Transfer to the
     Disbursing Agent's account on the book-entry transfer facilities at the Depository Trust
     Company ("Book-Entry Transfer Facility") and complete the following:

   Account number   Transaction Code No.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            BOX II: SPECIAL PAYMENT
                                  INSTRUCTIONS
                        (SEE INSTRUCTIONS D(6) AND D(7))

      TO BE COMPLETED ONLY IF THE CHECK IS TO BE MADE PAYABLE TO THE ORDER OF, OR (IF APPLICABLE) THE SURVIVING CORPORATION COMMON STOCK CERTIFICATE IS TO BE ISSUED TO, A PERSON OTHER THAN THE PERSON IN WHOSE NAME THE LABONE COMMON STOCK CERTIFICATE(S) SUBMITTED FOR EXCHANGE HEREWITH IS REGISTERED.

      Issue the Merger consideration (whether cash or Surviving Corporation Common Stock) to:
  Name _______________________________________________________________________
                                 (PLEASE PRINT)
   __________________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________
                                 (PLEASE PRINT)
   __________________________________________________________________________
                              (INCLUDING ZIP CODE)

   __________________________________________________________________________
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
--------------------------------------------------------------------------------

                           BOX III: SPECIAL DELIVERY
                                  INSTRUCTIONS
                            (SEE INSTRUCTIONS D(8))

      TO BE COMPLETED ONLY IF THE CHECK OR (IF APPLICABLE) THE SURVIVING CORPORATION COMMON STOCK CERTIFICATE IS TO BE SENT TO AN ADDRESS OTHER THAN THE ADDRESS OF THE REGISTERED HOLDER(S) SET FORTH IN BOX I ABOVE, OR IF BOX II IS COMPLETED, TO AN ADDRESS OTHER THAN THE ADDRESS APPEARING IN BOX II.

      Mail the Merger consideration (whether cash or Surviving Corporation Common Stock) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           BOX IV: SIGN HERE AND, IF REQUIRED UNDER INSTRUCTION D(7),
             HAVE SIGNATURES GUARANTEED BY AN ELIGIBLE INSTITUTION
        (SEE INSTRUCTIONS D(1) AND D(7) CONCERNING SIGNATURE GUARANTEE)

  ----------------------------------------------------------------------------

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                           (SIGNATURE(S) OF OWNER(S))

      Must be signed by registered holder(s) exactly as name(s) appears on the LabONE Common Stock Certificate(s) or by person(s) authorized to become registered holder(s) by the LabONECommon Stock Certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a fiduciary capacity, set forth full title in such capacity. See Instruction D(3).

  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________

   __________________________________________________________________________

   __________________________________________________________________________
                      (AREA CODE AND TELEPHONE NUMBER(S))

   __________________________________________________________________________

   __________________________________________________________________________

   __________________________________________________________________________
             (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

  Dated: __________________, 1999
  ----------------------------------------------------------------------------

                           SIGNATURES(S) GUARANTEED:
                            (SEE INSTRUCTIONS D(7))

      The undersigned hereby guarantees the signature(s) which appear(s) on The letter of Transmittal and Form of Election.

  Dated: ________________________

                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)
                                 [PLEASE PRINT]

                         (AFFIX MEDALLION STAMP ABOVE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          BOX V: GUARANTEE OF DELIVERY
                          (ELIGIBLE INSTITUTIONS ONLY)
          TO BE USED ONLY IF LABONE COMMON STOCK CERTIFICATE(S) IS NOT
                              SURRENDERED HEREWITH

   Eligible Institutions May Deliver this Guarantee of Delivery by Facsimile
                                 Transmission:
                                 (718) 921-8335

                        Confirm Facsimile by Telephone:
                                 (718) 921-8208

      The undersigned is an Eligible Institution, and guarantees to deliver to the Disbursing Agent the LabONE Common Stock Certificate(s) to which this Letter of Transmittal and Form of Election relates, duly endorsed or in form otherwise acceptable for transfer on the books of LabONE, within three (3) trading days after the date of execution of this Guarantee of Delivery.

  ____________________________________________________________________________
                              (FIRM--PLEASE PRINT)

   __________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________

   __________________________________________________________________________

   __________________________________________________________________________
                                   (ADDRESS)

   __________________________________________________________________________
                        (AREA CODE AND TELEPHONE NUMBER)

   __________________________________________________________________________
                                 (CONTACT NAME)

  / / Check here if LabONE certificates will be delivered by book-entry transfer to the Disbursing Agent's account at the Depository Trust Company.

      Account Number ____________

                       NOTICE OF DELIVERY UNDER GUARANTEE
             (TO BE COMPLETED UPON DELIVERY OF SHARES PURSUANT TO A
                             GUARANTEE OF DELIVERY)

  Name (s) of Registered Holder (s): _________________________________________

  Window Ticket No. (if any): ________________________________________________

  Date of Execution of Guarantee of Delivery: ________________________________

  Name of Institution which provided Guarantee of Delivery: __________________

  / / Check here if delivered by book-entry transfer to the Disbursing Agent's Account at the Book-Entry Transfer Facility.

      Account Number: _______________  Transaction Code Number: ______________
--------------------------------------------------------------------------------

    THE FOLLOWING BACKUP WITHHOLDING FORM SHOULD BE COMPLETED. SEE PAGE 13, PARAGRAPH 11, AND PAGES 15-18 FOR INSTRUCTIONS.

PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

-----------------------------------------------------------------------------------------
           SUBSTITUTE             PART I--PLEASE              Social Security Number
            FORM W-9              PROVIDE YOUR TIN IN          or _________________
   Department of the Treasury     THE BOX AT THE RIGHT    Employer Identification Number
    Internal Revenue Service      AND CERTIFY BY
                                  SIGNING AND DATING
                                  BELOW.
                                  -------------------------------------------------------
                                  Part II--Please check          / / Awaiting TIN
  Payer's Request for Taxpayer    the box at the right
   Identification Number and      if you have applied
         Certification            for, and are awaiting
                                  receipt of, your TIN
-----------------------------------------------------------------------------------------

 PART III--CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me, and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that
 I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax returns. However, if after being notified by the
 IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
 (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number on
 Substitute Form W-9).

 SIGNATURE: ____________________________  DATE: ___________________________, 1999

 PRINT NAME: __________________________________________________________________
 ----------------------------------------------------------------------------------------

IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:
--------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalty of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or social security administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer, 31 percent of all payments made to me pursuant to this merger shall be retained until I provide a taxpayer identification number tot he payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

 SIGNATURE ____________________________  DATE ___________________________, 1999

 PRINT NAME: __________________________________________________________________
 ------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE ELECTION. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" THAT BEGIN ON PAGE 15 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

A. SPECIAL CONDITIONS.

1. TIME IN WHICH TO ELECT. Any Election to Receive Cash will have been properly made only if the Disbursing Agent has received at the address set forth above, by 10:00 a.m., New York City Time, on the date of the LabONE Stockholders Meeting (the "Election Date"), this Letter of Transmittal and Form of Election or a facsimile hereof, properly completed and signed (or in the case of a book-entry transfer, an Agent's Message), together with certificates for the shares of LabONE Common Stock to which the Letter of Transmittal and Form of Election relates, properly endorsed or otherwise in proper form for transfer (or confirmation of a book-entry transfer into the Disbursing Agent's account at the Book-Entry Transfer Facility). Holders of shares of LabONE Common Stock whose LabONE Common Stock Certificate(s) are not immediately available, or holders who cannot complete the procedure for book-entry transfer on a timely basis, may also make an effective Election to Receive Cash by completing this Letter of Transmittal and Form of Election or facsimile hereof and having the Guarantee of Delivery box (Box
    V) properly completed and duly executed by an Eligible Institution, provided such LabONE Common Stock Certificate(s) or a confirmation of a book-entry transfer of such shares, if such procedure is available, into the Disbursing Agent's account at the Book-Entry Transfer facility, is in fact delivered to the Disbursing Agent within three (3) trading days after the date of execution of the guarantee of delivery. In addition, at the time the certificates are delivered (or book-entry transfer is effected) pursuant to the guarantee of delivery, the guarantor must submit to the Disbursing Agent another Letter of Transmittal and Form of Election with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Disbursing Agent). If the guarantor fails to deliver the certificates (or effect book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of other recourse, any purported Election to Receive Cash with respect to the LabONEshares subject to such guarantee will be void. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Disbursing Agent and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility delivering the LabONE shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Form of Election and that the Surviving Corporation may enforce such agreement against the participant. HOLDERS OF SHARES OF LABONE COMMON STOCK WHO DO NOT MAKE AN EFFECTIVE ELECTION, OR WHO PROPERLY REVOKE SUCH AN ELECTION, PRIOR TO THE ELECTION DATE, WILL BE DEEMED TO HAVE MADE A STOCK ELECTION AND THEIR SHARES WILL BE CONVERTED INTO SURVIVING CORPORATION COMMON STOCK AT THE EFFECTIVE TIME OF THE MERGER. SEE INSTRUCTION B.

2. REVOCATION OF ELECTION TO RECEIVE CASH. Any holder of LabONE Common Stock who has made an Election to Receive Cash by submitting a Letter of Transmittal and Form of Election to the Disbursing Agent may revoke such election by written notice received by the Disbursing Agent prior to 10:00 A.M., New York City Time, on the Election Date. Such notice must specify the person in whose name the LabONE certificates to be withdrawn had been deposited, the number of LabONE shares to be withdrawn, the name of the registered holder thereof and the serial numbers shown on the certificates representing the LabONE shares to be withdrawn. If a Letter of Transmittal and Form of Election is revoked, the LabONE Common Stock Certificate(s) (or guarantee of delivery, as appropriate) to which the Letter of Transmittal and Form of Election relates will be promptly returned to the LabONE stockholder submitting the same to the Disbursing Agent. Upon any such revocation, unless a duly completed Letter of Transmittal and Form of Election is thereafter submitted in accordance with the procedures set forth in the Proxy/Statement

    Prospectus, such LabONE shares shall be converted into Surviving Corporation Common Stock in the Merger.

3. TERMINATION OF ELECTION AND RETURN OF LABONE COMMON STOCK CERTIFICATES IF MERGER ABANDONED. All Letters of Transmittal and Forms of Election will be automatically revoked if the Disbursing Agent is notified in writing by Holdings and LabONE that the Merger has been abandoned. In such case, all LabONE Common Stock Certificates (or guarantees of delivery, as appropriate) to which the Letters of Transmittal and Forms of Election relate will be promptly returned to the LabONE stockholders who submitted the same to the Disbursing Agent. LabONEshares held through the Depository Trust Company are all expected to be available for sale or transfer promptly following termination.

B. EFFECTIVENESS OF ELECTIONS OF ELECTION AND PRORATION PROCEDURES.

    This Letter of Transmittal and Form of Election enables you to elect to receive cash, subject to possible proration, in exchange for your shares of LabONE Common Stock. You may use this Letter of Transmittal and Form of Election to make an Election to Receive Cash (i) with respect to all of the shares of LabONE Common Stock that you hold or (ii) with respect to any whole number of shares constituting a portion of the shares of LabONE Common Stock that you hold. If you fail to properly make an Election to Receive Cash or fail to submit to the Disbursing Agent a properly completed and signed and properly and timely submitted Letter of Transmittal and Form of Election, you will be deemed to have made a Stock Election and will receive Surviving Corporation Common Stock as Merger consideration. If the aggregate amount of cash requested by holders of LabONE Common Stock pursuant to effective Elections to Receive Cash exceeds $16,600,000 ( the" Maximum Cash Payment Amount"), you will not receive the full amount of cash to which you otherwise would be entitled, but will receive a combination of cash and Surviving Corporation Common Stock. The allocation of cash and shares of Surviving Corporation Common Stock that you will receive for each share of LabONE Common Stock for which an effective Election to Receive Cash has been made will depend on the proration procedures to be applied as described below.

    At the effective time of the Merger (the "Effective Time"), each share of LabONE Common Stock for which an effective Election to Receive Cash is made will be converted into the right to receive, subject to possible proration, cash in an amount equal to $12.75 (the "Cash Price Per Share"). Each share of LabONECommon Stock for which an effective Election to Receive Cash is not properly made, or for which such an election has been properly revoked, will be converted into one (1) share of Surviving Corporation Common Stock.

    CASH PRORATION. In the event that the amount of cash requested exceeds the Maximum Cash Payment Amount (as defined below), each share of LabONE Common Stock for which an Election to Receive Cash is made (each a "Cash Election Share") will be converted into the right to receive a prorated amount of cash and Surviving Corporation Common Stock. The Maximum Cash Payment Amount, which is the maximum aggregate amount of cash to be paid to holders of LabONE Common Stock in the Merger, will be equal to $16,600,000. If the product of (x) the number of Cash Election Shares and (y) the Cash Price Per Share exceeds the Maximum Cash Payment Amount, then each Cash Election Share shall be converted into the right to receive:

    (1) an amount in cash (rounded to the nearest cent and subject to adjustment), without interest, equal to the product of (A) $12.75 and (B) a fraction ("Cash Fraction"), the numerator of which shall be $16,600,000 and the denominator of which shall be the aggregate amount payable (except for the Maximum Cash Payment Amount limitation) with respect to all Cash Election Shares; and

    (2) a number of shares of Surviving Corporation Common Stock equal to the product of (A) one (1) multiplied by (B) a fraction equal to one (1) minus the Cash Fraction. If the product resulting from the application of clauses
    (2)(A) and (B) results in a fractional share (taking into account all

    Cash Election Shares held by a holder), then the number of shares to be issued such holder shall be rounded up to the nearest whole number of shares and the amount of cash payable to such holder under clause (1) shall be reduced by $12.75 less the value of such fractional share.

If the aggregate amount payable with respect to all Cash Election Shares is less than the Maximum Cash Payment Amount, then each Cash Election Share will be converted into the right to receive the Cash Price Per Share.

IN CONNECTION WITH MAKING AN ELECTION TO RECEIVE CASH, A HOLDER OF LABONE COMMON STOCK SHOULD READ THE PROXY STATEMENT CAREFULLY, INCLUDING THE DESCRIPTION OF THE PRORATION, ELECTION AND EXCHANGE PROCEDURES SET FORTH UNDER "THE PROPOSED MERGER--EXCHANGE OF LABONE SHARES AND CASH ELECTIONS" AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "THE MERGER--FEDERAL INCOME TAX CONSEQUENCES."

AS A RESULT OF THE PRORATION PROCEDURES SET FORTH IN THE MERGER AGREEMENT, HOLDERS OF SHARES OF LABONE COMMON STOCK MAY RECEIVE SHARES OF SURVIVING CORPORATION COMMON STOCK AND/OR CASH IN AMOUNTS THAT VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE AMOUNTS OF CASH OR SHARES OF SURVIVING CORPORATION COMMON STOCK ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C. MAILING OF CHECKS AND SURVIVING CORPORATION COMMON STOCK CERTIFICATES.

    As soon as practicable after the Effective Time of the Merger and the surrender to the Disbursing Agent, pursuant to these instructions, of the LabONECommon Stock Certificate(s) for Cash Election Shares registered to a particular record holder or holders, the Disbursing Agent will mail cash payments by check and, if applicable, Surviving Corporation Common Stock Certificate(s) to the holder or holders with respect to each Cash Election Share.

HOLDERS OF SHARES OF LABONE COMMON STOCK WHO DO NOT MAKE AN EFFECTIVE ELECTION TO RECEIVE CASH, OR WHO PROPERLY REVOKE SUCH AN ELECTION, PRIOR TO THE ELECTION DATE, WILL BE DEEMED TO HAVE MADE A STOCK ELECTION AND THEIR SHARES WILL BE CONVERTED INTO SURVIVING CORPORATION COMMON STOCK AT THE EFFECTIVE TIME OF THE MERGER.

D. GENERAL.

1. EXECUTION AND DELIVERY. This Letter of Transmittal and Form of Election or a facsimile hereof must be properly completed, dated and signed in Box IV, and must be delivered, together with the LabONE Common Stock Certificate(s) representing the shares of LabONE Common Stock for which an Election to Receive Cash is made (or with a duly executed guarantee of delivery of such LabONECommon Stock Certificate(s)) to the Disbursing Agent at the appropriate address set forth above.

    The method of delivery of all documents to be delivered to the Disbursing Agent is at the option of the stockholder. The risk of loss of, and title to, the LabONE Common Stock Certificate(s) shall pass only upon delivery of such LabONECommon Stock Certificate(s) to the Disbursing Agent. If sent by mail, registered mail, return receipt requested and properly insured, is suggested.

2. INADEQUATE SPACE. If there is insufficient space on this Letter of Transmittal and Form of Election to list all the LabONE Common Stock Certificates you are submitting to the Disbursing Agent, please attach a separate list.

3. SIGNATURES. The signature (or signatures, in the case of LabONE Common Stock Certificates owned by two or more joint holders) on this Letter of Transmittal and Form of Election should correspond exactly to the name(s) as written on the face of the LabONE Common Stock Certificate(s) submitted unless the shares of LabONE Common Stock described on this Letter of Transmittal and Form of Election have been assigned by the registered holder(s), in which event this Letter of Transmittal and Form of Election should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the LabONE Common Stock Certificate(s).

    If this Letter of Transmittal and Form of Election is signed by a person or persons other than the registered owners of the LabONE Common Stock Certificate(s) listed, the LabONE Common Stock Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appears on the LabONE Common Stock Certificate(s).

    If this Letter of Transmittal and Form of Election, any LabONE Common Stock Certificate or any stock power is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal and Form of Election.

4. SHARES REGISTERED IN DIFFERENT NAMES. If shares of LabONE Common Stock are registered in different names on several LabONE Common Stock Certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal and Form of Election for each different registration. For example, if some LabONE Common Stock Certificates are registered in your name, some are registered in your spouse's name and some are registered jointly, three separate Letter of Transmittal and Form of Elections must be submitted.

5. LOST, STOLEN OR DESTROYED LABONE COMMON STOCK CERTIFICATES. If your LabONECommon Stock Certificate(s) has been lost, stolen or destroyed, please contact the Disbursing Agent's Lost Securities Department at (718) 921-8200. You will then be instructed as to the steps you must take in order to receive cash payments by check and, if applicable, Surviving Corporation Common Stock Certificate(s) in accordance with the Merger Agreement.

6. CHECKS AND SURVIVING CORPORATION COMMON STOCK CERTIFICATES IN SAME NAME. If the check is to be made payable to the order of, and (if applicable) the Surviving Corporation Common Stock Certificate is to be issued to, the person(s) whose name(s) appears on the LabONE Common Stock Certificate(s) submitted with this Letter of Transmittal and Form of Election, endorsement of the LabONECommon Stock Certificate(s) or separate stock power(s) is not required.

7. CHECKS AND SURVIVING CORPORATION COMMON STOCK CERTIFICATES IN DIFFERENT NAME. If the check is to be made payable to the order of, and (if applicable) the Surviving Corporation Common Stock Certificate is to be issued to, a person other than the person in whose name the LabONE Common Stock Certificate(s) submitted for exchange herewith is registered, such exchange will not be made by the Disbursing Agent unless the LabONE Common Stock Certificate(s) submitted is endorsed or in a form otherwise acceptable for transfer on the books of LabONE, Box II is completed and the signature is guaranteed in Box IV by a by an eligible guarantor institution (an "Eligible Institution") pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 (generally a member firm of the New York Stock Exchange or any bank or trust company which is a member of the Medallion Program). Public notaries cannot execute acceptable guarantees of signatures. In the event of a transfer of ownership of LabONECommon Stock that is not registered in the transfer records of LabONE, the check may be made payable to the order of, and (if applicable) a Surviving Corporation Common Stock Certificate may be issued to, a person other than the person in whose name the LabONE Common Stock Certificate(s) so surrendered is registered only if the person requesting such payment and (if applicable) issuance pays any transfer or other taxes required by reason of such payment or issuance or establishes to the satisfaction of Surviving Corporation that such tax has been paid or is not applicable.

8. SPECIAL DELIVERY INSTRUCTIONS. If the check and (if applicable) the Surviving Corporation Common Stock Certificate is to be sent to an address other than the address of the registered holder set forth in Box I or, if Box II is completed, to an address other than the address appearing in Box II, indicate such address in Box III.

9. MISCELLANEOUS. A single check and (if applicable) a single Surviving Corporation Common Stock Certificate will be issued with respect to all shares of LabONE Common Stock represented by the LabONE Common Stock Certificate(s) surrendered with this Letter of Transmittal and Form of Election to the person(s) in whose name the LabONE Common Stock Certificate(s) so surrendered is registered, or to the person(s) designated in Box II, if applicable (See Instruction D(7)).

    The determination of the Disbursing Agent whether or not Elections to Receive Cash have been properly made or revoked and when Elections to Receive Cash and revocations were received by it shall be binding.

10. STOCK TRANSFER TAXES. The Surviving Corporation shall bear the liability for any stock transfer taxes applicable to the issuance and delivery of checks and Surviving Corporation Common Stock Certificates in connection with the Merger; provided, however, that in the event of a transfer of ownership of LabONE Common Stock that is not registered in the transfer records of LabONE, the person requesting that a check be made payable to the order of, and (if applicable) that a Surviving Corporation Common Stock Certificate be issued to, a person other than the person in whose name the LabONE Common Stock Certificate(s) surrendered is registered shall pay the amount of any transfer or other taxes required by reason of such payment and (if applicable) issuance to a person other than the registered holder of such LabONE Common Stock Certificate or establish to the satisfaction of Surviving Corporation that such tax has been paid or is not applicable.

11. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of Federal income tax law, the Disbursing Agent may be required to withhold 31% of the sum of the amount of cash, if any, that otherwise would be delivered to holders of LabONE Common Stock Certificates surrendered with this Letter of Transmittal and Form of Election. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and Form of Election and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part 2 of the substitute Form W-9 is checked, the Disbursing Agent will retain 31% of the sum of the amount of cash, if any, that otherwise would be delivered to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Disbursing Agent with such holder's TIN within sixty (60) days of the date of the Substitute Form W-9, the Disbursing Agent will remit such amounts retained during the sixty (60) day period to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Disbursing Agent with such Holder's TIN within such sixty (60) day period, the Disbursing Agent will remit such previously retained amounts to the IRS as backup withholding and will withhold 31% of the sum of the amount of cash, if any, that otherwise would be delivered to the holder thereafter until the holder furnishes a TIN to the Disbursing Agent. In general, if a holder is an individual, the TIN is the Social Security Number of such individual. If the Disbursing Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to the backup withholding and reporting requirements. In order to satisfy the Disbursing Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Disbursing Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if LabONECommon Stock is held in more than one name or is not in the name of the actual owner), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    Failure to complete the Substitute Form W-9 will not, by itself, cause LabONECommon Stock to be deemed invalidly tendered, but may require the Disbursing Agent to withhold 31% of the sum of the amount of cash, if any, that would otherwise be delivered to the holder. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the LabONE stockholder upon the filing of a U.S. Federal income tax return.

12. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal and Form of Election may be obtained from the Disbursing Agent by calling 1-800-937-5449 or from Georgeson & Company Inc., Wall Street Plaza, New York, New York 10005. Banks and Brokers call collect (212) 440-9800. All others call toll free: (800) 223-2064.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

HOW TO GET A TIN

If you don't have a taxpayer identification number (a "TIN"), apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office. In some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain a Social Security Number ("SSN"). These individuals must apply for an individual taxpayer identification number ("ITIN") on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for a SSN.

If you do not have a TIN, check the box in Part II of the Substitute Form W-9, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

NOTE: Checking the box in Part II of the Substitute Form W-9 means that you have already applied for a TIN or that you intend to apply for one soon.

As soon as you receive your TIN, complete a Form W-9, include your TIN, sign and date the form, and give it to the requester.

SPECIFIC INSTRUCTIONS

NAME. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

SOLE PROPRIETOR. You must enter your individual name (enter either your SSN or your employer identification number ("EIN") in Part 1). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART I--TIN

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter either your SSN or your EIN. If you are a resident alien and you do not have and are not eligible to get a SSN, your TIN is your ITIN. Enter it in the social security box number. Also see the chart on the attached page for further clarification of TIN and name combinations. If you do not have a TIN, follow the instructions under "How to Get a TIN" above.

PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1 and sign and date the form.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

Payees exempt from backup withholding on payments made in connection with the Exchange Offer include:

    (i) a corporation;

    (ii) an organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code;

   (iii) the United States or any of its agencies or instrumentalities;

    (iv) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

    (v) a foreign government or any of its political subdivisions, agencies or instrumentalities; (vi)an international organization or any of its agencies or instrumentalities;

   (vii) a foreign central bank of issue;

  (viii) a dealer in securities or commodities required to register in the United States or a possession of the United States;

    (ix) a futures commission merchant registered with the Commodity Futures Trading Commission;

    (x) a real estate investment trust;

    (xi) an entity registered at all times during the tax year under the Investment Company Act of 1940;

   (xii) a common trust fund operated by a bank under Section 584(a) of the Code;

  (xiii) a financial institution; or

   (xiv) a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker,

PRIVACY ACT NOTICE--Section 6109 of the Code requires you to give your correct TIN to persons who must report certain payments to the IRS. The IRS uses the numbers for identification purposes. You must provide your TIN whether or not you are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

    (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

    (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the requester.

-------------------------------------------------------------------------------------------
                        GIVE THE SOCIAL                                 GIVE THE EMPLOYER
FOR THIS TYPE OF        SECURITY                FOR THIS TYPE OF        IDENTIFICATION NUMBER
ACCOUNT:                NUMBER OF--             ACCOUNT:                OF--
-------------------------------------------------------------------------------------------
1. An individual's      The individual
   account

2. Two or more          The actual owner of     6.  A valid trust,      Legal entity (Do not
    individuals         the account or, if      estate, or pension      furnish the
  (joint account)       combined funds, the         trust               identifying number of
                        first individual on                             the personal
                        the account(1)                                  representative or
                                                                        trustee unless the
                                                                        legal entity itself is
                                                                        not designated in the
                                                                        account title.)(4)

3. Custodian account    The minor(2)
   of a minor (Uniform
   Gift to Minors Act)

4. a. The usual         The grantor-trustee(1)  7.  Corporate account   The corporation
      revocable saving
      trust account
      (grantor is also
      trustee)

  b. So-called trust    The actual owner(1)     8.  Association, club,  The organization
    account is not a                                religious,
    legal or valid                                  charitable,
    trust under State                               educational or
    law                                             other tax-exempt
                                                    organization

5. Sole proprietorship  The owner(3)            9.  Partnership         The partnership
   account

                                                10. A broker or         The broker or nominee
                                                    registered nominee

                                                11. Account with the    The public entity
                                                    Department of
                                                    Agriculture in the
                                                    name of a public
                                                    entity (such as a
                                                    State or local
                                                    government, school
                                                    district, or
                                                    prison) that
                                                    receives
                                                    agricultural
                                                    program payments
-------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number.

(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.